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EXHIBIT 23.

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following Registration Statements of our report dated August 7, 1997 with respect to the consolidated financial statements of Universal Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended June 30, 1997.


           Registration Statement
                    Number                            Description
           ----------------------                     ------------
                   33-38652                             Form S-8
                   33-55140                             Form S-8
                   33-38148                             Form S-8
                   33-56719                             Form S-8
                   33-65079                             Form S-3



                                                   /s/ ERNST & YOUNG LLP

Richmond, Virginia
September 24, 1997